UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 4, 2007

BROOKLYN FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-51208	20-2659598
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

81 Court Street Brooklyn, NY	11201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 855-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 4, 2007, Brooklyn Federal Savings Bank (the “Bank”), the wholly owned subsidiary of Brooklyn Federal Bancorp, Inc. (the “Company”) amended the Split Dollar Insurance Agreements with each of Mr. Di Lorenzo, Mr. Kielty and Ms. Alberici in order to comply with Internal Revenue Code Section 409A.  These amendments were effective as of December 1, 2007.

Also on December 4, 2007, the Bank entered into amendments and restatements of the Executive Supplemental Retirement Income Agreements (the “SERPs”) previously entered into between the Bank and each of Angelo J. Di Lorenzo, Chief Executive Officer of the Bank, and Richard A. Kielty, Chief Financial Officer of the Bank.  The SERPs, which were amended and restated effective as of December 1, 2007, provide for annual retirement benefits to the executives equal to (a) 60% of the executive’s highest average annual compensation over any consecutive 36 month period during the last 10 years of employment prior to retirement, reduced by (b) the sum of (i) the annuitized value of amounts payable under the Bank’s money purchase pension plan payable in the form of a single life annuity for the executive’s life with 240 monthly payments guaranteed, (ii) the annuitized value of the annual benefits payable to the executive commencing at the normal retirement date and attributable to Bank contributions to the Bank’s 401(k) Plan, payable in the form of a single life annuity with 240 monthly payments guaranteed, and (iii) the annuitized value of executive’s Social Security retirement benefit commencing at the normal retirement date.  Supplemental retirement benefits are payable in the form of a single life annuity with 240 monthly payments guaranteed, unless the executive elects an optional form of benefit under the SERP.  The amendments were necessary to bring the SERPs into compliance with final regulations issued under Section 409A of the Internal Revenue Code, which govern the tax treatment of amounts deferred under nonqualified deferred compensation arrangements.  In addition, certain provisions in the SERPs relating to benefits payable prior to the attainment of age 65 for Mr. Di Lorenzo, and age 60 for Mr. Kielty, were eliminated as unnecessary.

Item 9.01.	Financial Statements and Exhibits

	(a)	Financial Statements of Businesses Acquired. Not applicable.
	(b)	Pro Forma Financial Information. Not applicable.
	(c)	Shell Company Transactions. Not applicable.
	(d)	Exhibits.

	Exhibit No.	Description

	10.1	Amended and Restated Executive Supplemental Retirement Income Agreement between the Bank and Angelo J. Di Lorenzo

10.2	Amended and Restated Executive Supplemental Retirement Income Agreement between the Bank and Richard A. Kielty

10.3	Amendment to the Split Dollar Insurance Agreement between the Bank and Angelo J. Di Lorenzo

10.4	Amendment to the Split Dollar Insurance Agreement between the Bank and Richard A. Kielty

10.5	Amendment to the Split Dollar Insurance Agreement between the Bank and Marilyn Alberici

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN FEDERAL BANCORP, INC.

DATE: December 6, 2007	By:	/s/ Richard A. Kielty
Richard A. Kielty
Executive Vice President and
Chief Financial Officer